UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2005

JDS UNIPHASE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22874	94-2579683
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1768 Automation Parkway, San Jose, CA	95131
(Address of Principal Executive Offices)	(Zip Code)

(408) 546-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 15, 2005 JDS Uniphase Corporation (the “Company”) and Kevin A. DeNuccio entered into an indemnification agreement (the “Indemnification Agreement”), providing for the Company to indemnify Mr. DeNuccio as a director of the Company.

A copy of the form of the Indemnification Agreement is attached hereto as Exhibit 10.17 and is incorporated by reference herein.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 15, 2005 the board of directors of the Company appointed Kevin A. DeNuccio as a director of the Company. His membership of any committee of the Company’s board of directors has not been determined. Mr. DeNuccio will serve as one of the Company’s Class III directors until the 2008 annual meeting of stockholders or until his earlier resignation or removal. Mr. DeNuccio has been granted an option to purchase 40,000 shares of common stock of the Company, effective December 15, 2005 under the Company’s 2003 Equity Incentive Plan at an exercise price per share of $2.63 and vesting monthly on a straight line basis over a three year period.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Bylaws of the Company were amended and restated effective December 15, 2005 (the “Amended and Restated Bylaws”) to increase the number of directors from eight (8) to nine (9) directors.

A copy of the Amended and Restated Bylaws incorporating the change in the authorized number of directors of the Company is attached hereto as Exhibit 3.5 and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

A copy of the Company’s press release announcing the appointment of Mr. DeNuccio to the Company’s board of directors, attached hereto as Exhibit 99.1, is being furnished to, but shall not be deemed filed with, the Securities and Exchange Commission or incorporated by reference into the Company’s filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.5	Amended and Restated Bylaws of JDS Uniphase Corporation, effective as of December 15, 2005.

10.17	Form of Indemnification Agreement entered into December 15, 2005 between JDS Uniphase Corporation and Kevin A. DeNuccio.

99.1	Press Release of JDS Uniphase Corporation, dated December 19, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDS Uniphase Corporation

By:	/s/ Christopher S. Dewees
Christopher S. Dewees Senior Vice President and General Counsel

December 21, 2005